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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549

                         FORM 8-K

                     CURRENT REPORT
           Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2000

                     Community Financial Corp.
    -----------------------------------------------------
    (Exact name of registrant as specified in its charter)

   Illinois               0-26292              37-1337630
--------------            ---------           ------------
(State or other         (Commission         (I.R.S. employer
jurisdiction of          file number)      identification no.)
incorporation)

   240 E. Chestnut Street, Olney, Illinois       62450-2295
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   (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code:(618)395-8676
                                                   -------------

                           Not Applicable
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS
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     On May 19, 2000, the Registrant announced that it had
received the final report of the Independent Inspectors of Election in connection with the Company's Annual Meeting of Shareholders held on April 27, 2000. The report confirmed that Barrett Rochman and Michael Nadler were elected to the Company's eight member Board of Directors, having received 51% of the 1,662,441 votes cast. For further information, reference is made to Registrant's press release dated May 18, 2000, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
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AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.


  Exhibit No.       Description
  ----------        -----------

     99.1           Press Release, dated May 18, 2000
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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 COMMUNITY FINANCIAL CORP.



Date: May 19, 2000               By: /s/ Wayne H. Benson
                                     ------------------------
                                     Wayne H. Benson
                                     President and Chief
                                     Executive Officer